Exhibit 10.5.2
The confidential portions of this exhibit have been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended. REDACTED PORTIONS OF THIS EXHIBIT ARE MARKED BY AN ***.

Amendment Number 4 to Supply Agreement
This Fourth Amendment (“Fourth Amendment”) is entered into on the 22nd day of October, 2015 (“Amendment Effective Date”), by and between Endo Ventures Limited, a corporation organized and existing under the laws of Ireland (registered number 442731) having its principal office at
Minerva House, Simmonscourt Road, Ballsbridge, Dub1in 4, Ireland for itself and its subsidiaries, each of which shall be bound by this Fourth Amendment as if each had separately executed this Fourth Amendment, (collectively “Endo”), and Noramco, Inc., a corporation organized under the laws of the State of Georgia and having a place of business at 500 Swedes Landing Road, Wilmington, Delaware 19801 (“Company”) (each individually a “Party” and collectively the “Parties”) as the Fourth Amendment to the Supply Agreement dated 27th day of April, 2012 as entered into by and between the Parties and as amended on December 12, 2013 (the “First Amendment”), on April 29, 2015 (the “Second Amendment”), on January 1, 2015 (the “Third Amendment”) and on April 16, 2015 (the “Assignment of Contract”) (as amended, the “Agreement”).
The Agreement is hereby amended as follows:
1.Replacement of Exhibit 1. Exhibit 1 is hereby replaced with the attached Exhibit 1. Exhibit 1 was updated to add the Product Price for ***.
2.Addendum A to Exhibit 3. Exhibit 3 is amended with the attached Addendum A to Exhibit 3.
This Addendum A adds ***.
3.Except as expressly and specifically amended hereby, all other provisions, terms and conditions of the Agreement shall remain unchanged and in full force and effect.
4.This Fourth Amendment may be executed in several counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.
IN WITNESS WHEREOF, this Fourth Amendment to the Agreement has been executed by the authorized officers of the Parties hereto with effect as of the Amendment Effective Date.
ENDO VENTURES LIMITED

By:	/s/Michael Moes
Name:	Michael Moes
Title:	VP
NORAMCO, INC.

By:	/s/John Giannone
Name:	John Giannone
Title:	Director of US Sales

EXHIBIT 1
PRODUCT PRICES
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ADDENDUM A EXHIBIT 3
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